EFiled: May 13 2014 06:23PM EDT
Transaction ID 55441169
Case No. 7597-CB

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

CITY OF TAMARAC FIREFIGHTER PENSION TRUST FUND, and CITY OF MIAMI GENERAL EMPLOYEES’ AND SANITATION EMPLOYEES’ RETIREMENT TRUST, on Behalf of Themselves and all Other Similarly Situated Shareholders of CVR Energy, Inc.,

         Plaintiffs,
   v.

CARL C. ICAHN, BOB G. ALEXANDER, SUNGHWAN CHO, VINCENT J. INTRIERI, JOHN J. LIPINSKI, SAMUEL MERKSAMER, STEPHEN MONGILLO, DANIEL A. NINIVAGGI, JAMES M. STROCK, GLENN R. ZANDER, and IEP ENERGY LLC,

         Defendants,

             and

CVR ENERGY INC.,

                  Nominal Defendant.
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	C.A. No. 7597-CS

STIPULATION AND AGREEMENT OF COMPROMISE,
SETTLEMENT AND RELEASE
This Stipulation and Agreement of Compromise, Settlement and Release, dated as of May 9, 2014 (the “Stipulation”) is entered into between and among (a) plaintiffs City of Tamarac Firefighter Pension Trust Fund and City of Miami General Employees’ and Sanitation Employees’ Retirement Trust (“Plaintiffs”); (b) defendants Carl C. Icahn, IEP Energy LLC (together with Carl C. Icahn, the “Icahn Parties”), Bob G. Alexander, Sunghwan Cho, Vincent J. Intrieri, John J. Lipinski, Samuel Merksamer, Stephen Mongillo, Daniel A. Ninivaggi, James M. Strock, and Glenn R. Zander (the “Board” or the “CVR Board” and together with the Icahn Parties, “Defendants”); and (c) nominal defendant CVR Energy, Inc. (“CVR” or the “Company”; and together with Plaintiffs and Defendants, the “Parties”), by and through their respective undersigned counsel, and embodies the terms and conditions of the settlement reached by the Parties in the above-captioned action (the “Action”).1 Subject to the approval of the Court and the terms and conditions expressly provided herein, this Stipulation is intended to fully, finally and forever compromise, settle, release, resolve, and dismiss with prejudice all derivative claims asserted against Defendants in the Action (the “Derivative Claims”).
_________________
1 All terms with initial capitalization not otherwise defined herein shall have the meanings ascribed to them in ¶ 1 herein.

WHEREAS:
A.    On June 5, 2012, Plaintiffs filed a verified class action complaint (the “Initial Complaint”) on behalf of themselves and all other similarly situated public shareholders of CVR against the Icahn Parties and the Board, and a motion to expedite the litigation.
B.    The Initial Complaint asserted that the Icahn Parties’ acquisition of CVR shares on the open market, together with the CVR Board’s failure to implement measures to prevent or impede such acquisitions, constituted a breach of fiduciary duty. The Icahn Parties did not make any further acquisitions of CVR stock following the filing of the Initial Complaint.
C.    On July 23, 2012, Defendants filed a motion to dismiss the Initial Complaint and motion to stay discovery and for a protective order against pending discovery.
D.    On July 30, 2012, the Court granted the parties’ stipulation and proposed orders, which set briefing schedules for Defendants’ motion to dismiss, and motion to stay discovery and for a protective order against pending discovery.
E.    On August 1, 2012, Plaintiffs filed their brief in opposition to Defendants’ motion to stay discovery and for a protective order against pending discovery.

F.    On August 2, 2012, Defendants served responses and objections to Plaintiffs’ first request for production of documents.
G.    On August 6, 2012, Icahn Enterprises L.P. made an offer to acquire the remaining shares of CVR that he did not already own for $29.00 per share (the “$29 Offer”).
H.    On August 7, 2012, the Court granted the parties’ stipulation and proposed order, requiring the Icahn Parties to provide Plaintiffs with notice with respect to any additional purchases of CVR stock by the Icahn Parties, and stayed the briefing with respect to Plaintiffs’ pending motion to expedite, and Defendants’ motion to dismiss and motion to stay discovery.
I.    On August 10, 2012, Plaintiffs filed a verified amended class action complaint, challenging the terms of the $29 Offer as a further breach of duty, and alleging that no member of the CVR Board could purport to negotiate with the Icahn Parties (the “Amended Complaint”).
J.    On August 21, 2012, Icahn Enterprises L.P. revoked the $29 Offer.
K.    On August 28, 2012, the Court granted the parties’ second stipulation and proposed order, which required the Icahn Parties to provide Plaintiffs with notice with respect to any additional purchases of CVR stock by the Icahn Parties, set a schedule for Plaintiffs to amend their complaint and Defendants’ obligation to answer such complaint, and stayed Plaintiffs’ pending motion to expedite.
L.    On October 2, 2012, the Court granted the parties’ stipulation and proposed order governing the schedule for Plaintiffs to amend their complaint and Defendants’ response to such complaint.
M.    On October 9, 2012, Plaintiffs filed a verified second amended class action and derivative complaint (the “Second Amended Complaint” or the “Complaint”).
N.    On November 29, 2012 the Court granted the parties’ first amended stipulation and proposed order, which provided Defendants with additional time to respond to Plaintiffs’ Second Amended Complaint.
O.    On December 11, 2012, CVR filed its motion to dismiss the Second Amended Complaint, while the Icahn Parties and the Board filed answers and joined CVR’s motion to dismiss.
P.    On March 20, 2013, Plaintiffs served their second request for production of documents directed to Carl Icahn and the Individual Defendants.
Q.    On April 22, 2013, the Icahn Parties and the Board served responses and objections to Plaintiffs’ second request for production of documents.

R.    On April 22, 2013, Defendants served their first request for production of documents directed to Plaintiffs.
S.    On May 22, 2013, Plaintiffs served responses and objections to the Individual Defendants’ first request for production of documents directed to Plaintiffs.
T.    On October 10, 2013, the Court requested that the parties confer on or before November 15, 2013 to determine a schedule for the litigation.
U.    On November 15, 2013, the Court granted the parties’ stipulation and proposed order governing the litigation’s schedule.
V.    On January 2, 2014, the Court granted the parties’ stipulation and proposed order governing the production and exchange of confidential and highly confidential information.
W.    On January 14, 2014, Defendants served their first set of interrogatories directed to Plaintiffs.
X.    On January 24, 2014, Defendants served a subpoena duces tecum on Golden Capital Management LLC.
Y.    On March 14, 2014, Plaintiffs served responses and objections to Defendants’ first set of interrogatories directed to Plaintiffs.

Z.    At the close of the markets on March 28, 2014, CVR stock was trading at $41.56 per share, and has traded above $29 per share each trading day since August 31, 2012.
AA.    After arms-length negotiations, the Parties have reached an agreement in principle to settle the Derivative Claims subject to the execution of a stipulation and agreement of settlement and related papers.
BB.    This Stipulation (together with the exhibits hereto) has been duly executed by the undersigned signatories on behalf of their respective clients, and reflects the final and binding agreement between the Parties concerning the Settlement.
CC.    Based upon their investigation and prosecution of the case, Plaintiffs and Plaintiffs’ Counsel have concluded that the terms and conditions of this Stipulation are fair, reasonable and adequate to CVR, and in its best interests. Based on Plaintiffs’ direct oversight of the prosecution of this matter and with the advice of their counsel, each of the Plaintiffs has agreed to settle and release the Derivative Claims pursuant to the terms and provisions of this Stipulation, after considering (a) the substantial financial benefit that CVR and its public stockholders will receive under the proposed Settlement; (b) the significant risks of continued litigation and trial; and (c) the desirability of permitting the Settlement to be consummated as provided by the terms of this Stipulation.
DD.    This Stipulation constitutes a compromise of matters that are in dispute between the Parties. Defendants are entering into this Stipulation to eliminate the uncertainty, burden and expense of further protracted litigation. Each of the Defendants denies any wrongdoing, and this Stipulation shall in no event be construed or deemed to be evidence of or an admission or concession on the part of any of the Defendants, or any other of the Defendants’ Releasees (defined below), with respect to any claim or allegation of any fault or liability or wrongdoing or damage whatsoever, or any infirmity in the defenses that the Defendants have, or could have, asserted. Similarly, this Stipulation shall in no event be construed or deemed to be evidence of or an admission or concession on the part of any Plaintiff of any infirmity in any of the claims asserted in the Action, or an admission or concession that any of the Defendants’ defenses to liability had any merit. Each of the Parties recognizes and acknowledges, however, that the Action has been initiated, filed and prosecuted by Plaintiffs in good faith and defended by Defendants in good faith, that the Derivative Claims are being voluntarily settled with the advice of counsel, and that the terms of the Settlement are fair, adequate and reasonable.

NOW THEREFORE, without any admission or concession whatsoever on the part of any Plaintiff or Plaintiffs’ Counsel of any lack of merit in any aspect of the Derivative Claims, and without any admission or concession whatsoever on the part of any Defendant or Defendants’ Counsel of any liability or wrongdoing or of any lack of merit in the defenses Defendants asserted to the Derivative Claims, it is hereby STIPULATED AND AGREED, by and among Plaintiffs (individually and derivatively on behalf of CVR) and Defendants, by and through their respective undersigned attorneys and subject to the approval of the Court, that, in consideration of the benefits flowing to the Parties from the Settlement, all Released Plaintiffs’ Claims as against the Defendants’ Releasees and all Released Defendants’ Claims as against the Plaintiffs’ Releasees shall be settled and released, upon and subject to the terms and conditions set forth below:
DEFINITIONS
1.    As used in this Stipulation and any exhibits attached hereto and made a part hereof, the following capitalized terms shall have the following meanings:
(a)    “Alternate Judgment” means a form of final judgment that may be entered by the Court herein but in a form other than the form of Judgment provided for in this Stipulation.
(b)    “Court” means the Court of Chancery of the State of Delaware.

(c)    “CVR Securities” means CVR common stock and any and all securities that are convertible into CVR common stock, including without limitation, convertible bonds, convertible preferred stock, warrants and call options on CVR common stock, and any other derivative securities that directly give the holder a right to acquire common stock in CVR.
(d)    “CVR Stockholders” means all individuals or entities who hold CVR common stock as of the close of business on May 9, 2014.
(e)    “Defendants’ Counsel” means the law firm of Herbert Beigel & Associates, LLC.
(f)    “Defendants’ Releasees” means Defendants and CVR, and their current and former executive officers, directors, parents, affiliates, subsidiaries, successors, predecessors, assigns, assignees, and attorneys.
(g)    “Effective Date” with respect to the Settlement means the first date by which all of the events and conditions specified in ¶ 16 of this Stipulation have been met and have occurred or have been waived.
(h)    “Final,” with respect to the Judgment or, if applicable, the Alternate Judgment means: (i) if no appeal is filed, the expiration date of the time provided for filing or noticing of any appeal; or (ii) if there is an appeal from the judgment, the date of (a) final dismissal of all such appeals, or the final dismissal of any proceeding on certiorari or otherwise to review the judgment, or (b) the date the judgment is finally affirmed on an appeal, the expiration of the time to file a petition for a writ of certiorari or other form of review, or the denial of a writ of certiorari or other form of review of the judgment, and, if certiorari or other form of review is granted, the date of final affirmance of the judgment following review pursuant to that grant. However, any appeal or proceeding seeking subsequent judicial review pertaining solely to an order issued with respect to attorneys’ fees, costs or expenses shall not in any way delay or preclude a judgment from becoming Final.
(i)    “Judgment” means the final judgment, substantially in the form attached hereto as Exhibit C, to be entered by the Court approving the Settlement.
(j)    “Litigation Expenses” means costs and expenses incurred in connection with commencing and prosecuting the Action for which Plaintiffs’ Counsel intend to apply to the Court.
(k)    “Plaintiffs’ Counsel” means the law firm of Bernstein Litowitz Berger & Grossmann LLP and Grant & Eisenhofer P.A.
(l)    “Plaintiffs’ Releasees” means Plaintiffs and their current and former executive officers, directors, parents, affiliates, subsidiaries, successors, predecessors, assigns, assignees, and attorneys.

(m)    “Released Claims” means all Released Defendants’ Claims and all Released Plaintiffs’ Claims.
(n)    “Released Defendants’ Claims” means all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under state, local, federal, foreign, common or statutory law, or any other law or rule, that arise out of or relate in any way to the institution, prosecution, or settlement of the Action, except for any claims relating to the enforcement of the Settlement.
(o)    “Released Plaintiffs’ Claims” means all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under state, local, federal, foreign, common or statutory law, or any other law or rule, (i) that Plaintiffs asserted in the Complaint derivatively on behalf of CVR, or (ii) that Plaintiffs or any other CVR Stockholder could have asserted in the Action or in any other forum derivatively on behalf of CVR that arise out of or are based upon the allegations, transactions, facts, matters or occurrences set forth in the Complaint, except for any claims relating to the enforcement of the Settlement.
(p)    “Releasee(s)” means each and any of the Defendants’ Releasees and each and any of the Plaintiffs’ Releasees.

(q)    “Releases” means the releases set forth in ¶¶ 4-5 of this Stipulation.
(r)    “Scheduling Order” means the scheduling order, substantially in the form attached hereto as Exhibit A, to be entered by the Court pursuant to Court of Chancery Rule 23.1.
(s)    “Settlement” means the settlement between Plaintiffs, Defendants and CVR on the terms and conditions set forth in this Stipulation.
(t)    “Settlement Hearing” means the hearing set by the Court under Court of Chancery Rule 23.1 to consider final approval of the Settlement.
(u)    “Settlement Notice” means the Notice of Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appear, substantially in the form attached hereto as Exhibit B, which will be provided as set forth in paragraphs 9 and 10 below.
(v)    “Unknown Claims” means any Released Plaintiffs’ Claims which any Plaintiff or any other CVR Stockholder does not know or suspect to exist in his, her or its favor at the time of the release of such claims, and any Released Defendants’ Claims which any Defendant, CVR or any other Defendants’ Releasee does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her or it, might have affected his, her or its decision(s) with respect to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, and CVR shall expressly waive, and each of the other CVR Stockholders and each of the other Defendants’ Releasees shall be deemed to have waived, and by operation of the Judgment or the Alternate Judgment, if applicable, shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
Plaintiffs and Defendants acknowledge, and each of the other CVR Stockholders and each of the other Defendants’ Releasees shall be deemed by operation of law to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the Settlement.
SETTLEMENT CONSIDERATION
2.    In consideration for the Settlement, Defendants agree to the following:
(a)    From the date of this Stipulation through April 30, 2019, the Icahn Parties shall not purchase any additional CVR Securities, including but not limited through open market transactions, privately negotiated transactions, a tender offer, any proposal for any merger, or any comparable fundamental corporate transaction (a “Subsequent Acquisition”), except in compliance with this Stipulation.
(b)    In the event that the Icahn Parties determine to undertake any Subsequent Acquisition, the Icahn Parties shall provide Plaintiffs and the CVR Board with written notice of its intentions (the “Notice of Acquisition”), no less than three (3) business days prior to commencing any such transactions. Such notice shall be provided to the following by hand delivery or email transmission, with confirmation of receipt:

For the CVR Board:	Office of the General Counsel CVR Energy, Inc. 2277 Plaza Drive, Suite 500 Sugar Land, TX 77479
For Plaintiffs:
Bernstein Litowitz Berger & Grossmann LLP
Attn: Mark Lebovitch, Esq.
1285 Avenue of the Americas
New York, New York 10019
Email: MarkL@blbglaw.com

Grant & Eisenhofer P.A.
Attn: Stuart M. Grant, Esq.
123 S. Justison Street
Wilmington, DE 19801
Email: sgrant@gelaw.com

(c)    Any Notice of Acquisition provided in accordance with subparagraph (b) above shall be deemed and treated as “Highly Confidential Discovery Material” as that term is defined in the Stipulation and Order Governing the Production and Exchange of Confidential and Highly Confidential Information entered by the Court on January 2, 2014 (the “Confidentiality Order”), and attached hereto as Exhibit D.
(d)    Following receipt of such Notice of Acquisition described in subparagraph (b) above, Plaintiffs or the CVR Board may (but shall not be required by this Stipulation to) seek any relief to restrain, prevent or otherwise enjoin any such Subsequent Acquisition, by commencing an action before the Delaware Court of Chancery in accordance with the terms of this paragraph.  Any action to restrain, prevent or otherwise enjoin any Subsequent Acquisition must be filed under seal and in accordance with the terms of the Confidentiality Order.
(e)    Following receipt of any such Notice of Acquisition described above in subparagraph (b) above, Plaintiffs’ Counsel and any recipient of such notice, and anyone provided with information regarding such notice in accordance with the terms of the Confidentiality Order shall be enjoined from buying, selling, or engaging in any transactions whatsoever concerning any CVR Securities until such time as the Icahn Parties publicly disclose, through public statement, required regulatory filing, or otherwise, their intent to purchase or acquire, or completion of any such acquisition or purchase, of CVR Securities as contemplated in the Notice of Acquisition.

RELEASE OF CLAIMS
3.    The obligations incurred pursuant to this Stipulation are in consideration of the full and final disposition of the Derivative Claims as against Defendants and the Releases provided for herein.
4.    Pursuant to the Judgment, or the Alternate Judgment, if applicable, without further action by anyone, upon the Effective Date of the Settlement, Plaintiffs and each other CVR Stockholder, on behalf of themselves, and their respective heirs, executors, administrators, predecessors, successors, affiliates and assigns in their capacities as such, and derivatively on behalf of CVR, shall be deemed to have, and by operation of law and of the judgment shall have, fully, finally and forever compromised, settled, released, resolved, relinquished, waived and discharged each and every Released Plaintiffs’ Claim against the Defendants and the other Defendants’ Releasees, and shall forever be enjoined from prosecuting any or all of the Released Plaintiffs’ Claims against any of the Defendants’ Releasees.
5.    Pursuant to the Judgment, or the Alternate Judgment, if applicable, without further action by anyone, upon the Effective Date of the Settlement, Defendants, CVR and the other Defendants’ Releasees, on behalf of themselves, and their respective heirs, executors, administrators, predecessors, successors, affiliates and assigns in their capacities as such, shall be deemed to have, and by operation of law and of the judgment shall have, fully, finally and forever compromised, settled, released, resolved, relinquished, waived and discharged each and every Released Defendants’ Claim against Plaintiffs and the other Plaintiffs’ Releasees, and shall forever be enjoined from prosecuting any or all of the Released Defendants’ Claims against any of the Plaintiffs’ Releasees.
6.    The claims asserted on behalf of Plaintiffs individually and on behalf of a class of similarly situated public stockholders of CVR, excluding Defendants (the “Class”), against Defendants in the Action (the “Class Claims”) shall be dismissed without prejudice to the Class but with prejudice as to the named Plaintiffs, and the named Plaintiffs shall fully release the Defendants’ Releasees from the Class Claims.
7.    Notwithstanding ¶¶ 4-5 above, nothing in the Judgment, or the Alternate Judgment, if applicable, shall bar any action by any of the Parties to enforce or effectuate the terms of this Stipulation or the Judgment, or Alternate Judgment, if applicable.
PROCEDURE FOR APPROVAL
8.    Immediately after execution of this Stipulation, the Parties shall file this Stipulation with the Court and request the entry of the Scheduling Order, substantially in the form attached hereto as Exhibit A.

9.    Within five (5) business days after the date of entry of the Scheduling Order (the “Notice Date”), CVR shall file with the Securities and Exchange Commission a Form 8-K attaching this Stipulation and all exhibits hereto, including the Scheduling Order and the Settlement Notice.
10.    On the Notice Date, CVR shall post this Stipulation and the Settlement Notice on the Company website. Within three (3) business days after the Notice Date, Plaintiffs’ Counsel shall place this Stipulation along with the Settlement Notice on their websites.
11.    Any and all costs, fees and expenses related to providing notice of the proposed Settlement (“Notice Costs”) shall be paid by CVR regardless of whether the Court declines to approve the Settlement or the Effective Date of the Settlement otherwise fails to occur, and in no event shall Plaintiffs or their attorneys be responsible for any such Notice Costs.
12.    If the Settlement contemplated by this Stipulation is approved by the Court, the Parties shall request that the Court enter the Judgment, substantially in the form attached hereto as Exhibit C.
ATTORNEYS’ FEES AND LITIGATION EXPENSES
13.    Plaintiffs’ Counsel will apply to the Court for a collective award of attorneys’ fees to Plaintiffs’ Counsel and reimbursement of Litigation Expenses (the

“Fee and Expense Application”) based on the benefits provided to CVR and CVR’s public stockholders from the Settlement and the prosecution of the Action. Plaintiffs’ Counsel’s Fee and Expense Application shall seek no more than $750,000, and Defendants and CVR agree that they will not object to or otherwise take any position adverse to the Fee and Expense Application. Defendants and CVR acknowledge Plaintiffs’ Counsel’s right to an award of attorneys’ fees and reimbursement of Litigation Expenses based on the benefits provided to CVR and its public stockholders from the Settlement and the prosecution of the Action.
14.    CVR, Defendants or their respective insurers shall pay or cause to be paid to Plaintiffs’ Counsel any attorneys’ fees and Litigation Expenses that are awarded by the Court (the “Fee and Expense Award”). The Fee and Expense Award shall be paid to Plaintiffs’ Counsel immediately upon award, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof, subject to Plaintiffs’ Counsel’s obligation to make appropriate refunds or repayments to CVR or its representative if the Settlement is terminated pursuant to the terms of this Stipulation or if, as a result of any appeal or further proceedings on remand, or successful collateral attack, the Fee and Expense Award is reduced or reversed by final non-appealable order. Plaintiffs’ Counsel shall make the appropriate refund or repayment in full no later than thirty (30) days after receiving from Defendants’ Counsel or from a court of appropriate jurisdiction notice of the termination of the Settlement or notice of any reduction of the Fee and Expense Award by final non-appealable order. An award of attorneys’ fees and/or Litigation Expenses is not a necessary term of this Stipulation and is not a condition of the Settlement embodied herein. Neither Plaintiffs nor Plaintiffs’ Counsel may cancel or terminate the Settlement based on this Court’s or any appellate court’s ruling with respect to attorneys’ fees and/or Litigation Expenses.
15.    Plaintiffs’ Counsel shall allocate the attorneys’ fees awarded amongst themselves or any additional counsel who played a positive role in achieving the outcome of this Action, in a manner which they, in good faith, believe reflects the contributions of such counsel to the institution, prosecution and settlement of the Action. Defendants’ Releasees shall have no responsibility for or liability whatsoever with respect to the allocation or award of attorneys’ fees or Litigation Expenses.

CONDITIONS OF SETTLEMENT AND EFFECT OF
DISAPPROVAL, CANCELLATION OR TERMINATION

16.    The Effective Date of the Settlement shall be deemed to occur on the occurrence or waiver of all of the following events:
(a)    the Court has entered the Scheduling Order, substantially in the form set forth in Exhibit A attached hereto, as required by ¶ 8 above;

(b)    Plaintiffs and Defendants have not exercised their option to terminate the Settlement pursuant to the provisions of this Stipulation; and
(c)    the Court has approved the Settlement as described herein, following notice to the CVR Stockholders and a hearing, pursuant to Court of Chancery Rule 23.1, and entered the Judgment and the Judgment has become Final, or the Court has entered an Alternate Judgment and none of the Parties seek to terminate the Settlement and the Alternate Judgment has become Final.
17.    If (i) the Defendants exercise their right to terminate the Settlement as provided in this Stipulation; (ii) Plaintiffs exercise their right to terminate this Settlement as provided in this Stipulation; (iii) the Court disapproves the Settlement; or (iv) the Effective Date as to the Settlement otherwise fails to occur, then:
(a)    The Settlement and the relevant portions of this Stipulation shall be canceled and terminated.
(b)    Plaintiffs and Defendants shall revert to their respective positions in the Action on March 31, 2014.
(c)    The terms and provisions of this Stipulation, with the exception of this ¶ 17 and ¶ 19 below, shall have no further force and effect with respect to the Parties and shall not be used in the Action or in any other proceeding for any purpose, and any Judgment, or Alternate Judgment, if applicable, or order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc.
(d)    Plaintiffs’ Counsel shall return any attorneys’ fees, as set forth in ¶ 14 above.
18.    It is further stipulated and agreed that Plaintiffs, provided they unanimously agree, the Icahn Parties, provided they unanimously agree, the remaining Defendants, provided they unanimously agree, and CVR shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so (“Termination Notice”) to the other Parties to this Stipulation within thirty (30) days of: (a) the Court’s declining to enter the Scheduling Order in any material respect; (b) the Court’s refusal to approve the Settlement or any material part thereof; (c) the Court’s declining to enter the Judgment in any material respect as to the Settlement; (d) the date upon which the Judgment is modified or reversed in any material respect by an appellate court; or (e) the date upon which an Alternate Judgment is modified or reversed in any material respect by an appellate court, and the provisions of ¶ 17 above shall apply. However, any decision or proceeding, whether in this Court or any appellate court with respect to any application for attorneys’ fees or reimbursement of Litigation Expenses shall not be considered material to the Settlement, shall not affect the finality of any Judgment or Alternate Judgment, if applicable, and shall not be grounds for termination of the Settlement.
NO ADMISSION OF WRONGDOING
19.    Neither this Stipulation (whether or not consummated), including the exhibits hereto, the negotiations leading to the execution of this Stipulation, nor any proceedings taken pursuant to or in connection with this Stipulation and/or approval of the Settlement (including any arguments proffered in connection therewith):
(a)    shall be offered against any of the Defendants’ Releasees as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Defendants’ Releasees with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in this Action or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Defendants’ Releasees;
(b)    shall be offered against any of the Plaintiffs’ Releasees, as evidence of a presumption, concession or admission with respect to any liability, negligence, fault or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Plaintiffs’ Releasees, in any civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation;
(c)    shall be construed against any of Releasees as an admission, concession, or presumption that the consideration to be given hereunder represents the consideration which could be or would have been recovered after trial; or
(d)    shall be construed against Plaintiffs’ Releasees as an admission, concession, or presumption that any of their claims are without merit, that any of the Defendants’ Releasees had meritorious defenses;
provided, however, that if this Stipulation is approved by the Court, the Parties and the Releasees and their respective counsel may refer to it to effectuate the protections from liability granted hereunder or otherwise to enforce the terms of the Settlement.
MISCELLANEOUS PROVISIONS
20.    All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein. Notwithstanding the foregoing, in the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit attached hereto, the terms of the Stipulation shall prevail.
21.    The Parties intend this Stipulation and the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by Plaintiffs and any other CVR Stockholders derivatively on behalf of CVR against the

Defendants’ Releasees with respect to the Released Plaintiffs’ Claims. Accordingly, Plaintiffs and their counsel and Defendants, CVR and their counsel agree not to assert in any forum that this Action was brought by Plaintiffs or defended by Defendants in bad faith or without a reasonable basis. The Parties agree that the settlement consideration and the other terms of the Settlement were negotiated at arm’s-length and in good faith by the Parties, and reflect the Settlement that was reached voluntarily after extensive negotiations and consultation with experienced legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses.
22.    While retaining their right to deny that the claims asserted in the Action were meritorious, Defendants, CVR and their counsel, in any statement made to any media representative (whether or not for attribution) will not assert that the Action was commenced or prosecuted in bad faith nor will they deny that the Action was commenced and prosecuted in good faith and is being settled voluntarily after consultation with competent legal counsel. In all events, Plaintiffs and their counsel and Defendants, CVR and their counsel shall not make any accusations of wrongful or actionable conduct by any Party concerning the prosecution, defense, and resolution of the Action, and shall not otherwise suggest that the Settlement constitutes an admission of any claim or defense alleged.

23.    The terms of the Settlement, as reflected in this Stipulation, may not be modified or amended, nor may any of its provisions be waived except by a writing signed on behalf of each of Plaintiffs, Defendants and CVR (or their successors-in-interest).
24.    The headings herein are used for the purpose of convenience only and are not meant to have legal effect.
25.    The administration and consummation of the Settlement as embodied in this Stipulation shall be under the authority of the Court, and the Court shall retain jurisdiction for the purpose of entering orders providing for awards of attorneys’ fees and Litigation Expenses to Plaintiffs’ Counsel and enforcing the terms of this Stipulation.
26.    The waiver by one Party of any breach of this Stipulation by any other Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation.
27.    This Stipulation and its exhibits constitute the entire agreement among Plaintiffs and Defendants concerning the Settlement and this Stipulation and its exhibits. All Parties acknowledge that no other agreements, representations, warranties, or inducements have been made by any Party hereto concerning this

Stipulation or its exhibits other than those contained and memorialized in such documents.
28.    This Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via email. All executed counterparts and each of them shall be deemed to be one and the same instrument provided that counsel for the signatories of this Stipulation shall exchange among themselves original signed counterparts.
29.    This Stipulation shall be binding upon and inure to the benefit of the successors and assigns of the Parties, including any and all Releasees and any corporation, partnership, or other entity into or with which any Party hereto may merge, consolidate or reorganize.
30.    The construction, interpretation, operation, effect and validity of this Stipulation and all documents necessary to effectuate it shall be governed by the internal laws of the State of Delaware without regard to conflicts of laws, except to the extent that federal law requires that federal law govern.
31.    Any action arising under or to enforce this Stipulation or any portion thereof, shall be commenced and maintained only in the Court.
32.    This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that it is the result of arm’s-length negotiations between the Parties and all Parties have contributed substantially and materially to the preparation of this Stipulation.
33.    All counsel and any other person executing this Stipulation and any of the exhibits hereto, or any related Settlement documents, warrant and represent that they have the full authority to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms.
34.    Plaintiffs’ Counsel and Defendants’ Counsel agree to cooperate fully with one another in seeking Court approval of the Scheduling Order and the Settlement, as embodied in this Stipulation, and to use best efforts to promptly agree upon and execute all such other documentation as may be reasonably required to obtain final approval by the Court of the Settlement.
35.    If any Party is required to give notice to another Party under this Stipulation, such notice shall be in writing and shall be deemed to have been duly given upon receipt of hand delivery or email transmission, with confirmation of receipt. Notice shall be provided as follows:

If to Plaintiffs or Plaintiffs’ Counsel:
Bernstein Litowitz Berger & Grossmann LLP
Attn: Mark Lebovitch, Esq.
1285 Avenue of the Americas
New York, New York 10019
Telephone: (212) 554-1400
Facsimile: (212) 554-1444
Email: MarkL@blbglaw.com

Grant & Eisenhofer P.A.
Attn: Stuart M. Grant, Esq.
123 S. Justison Street
Wilmington, DE 19801
Telephone: (302) 622-7000
Facsimile: (302) 622-7100
Email: sgrant@gelaw.com

If to Defendants or CVR:	Herbert Beigel & Associates, LLC Attn: Herbert Beigel, Esq. 38327 S. Arroyo Way Tucson, AZ 85739 Telephone: (520) 825-1995 Facsimile: (520) 844-6215 Email: hbeigel@me.com
36.    Except as otherwise provided herein, each Party shall bear its own costs.
37.    Whether or not the Stipulation is approved by the Court and whether or not the Stipulation is consummated, the Parties and their counsel shall use their best efforts to keep all negotiations, discussions, acts performed, agreements, drafts, documents signed and proceedings in connection with the Stipulation confidential.
38.    All agreements made and orders entered during the course of this Action relating to the confidentiality of information shall survive this Settlement.

IN WITNESS WHEREOF, the Parties hereto have caused this Stipulation to be executed, by their duly authorized attorneys, as of May 9, 2014.

Dated: May 13, 2014
GRANT & EISENHOFER P.A.
By:  /s/ Michael Barry
       Stuart M. Grant (#2526)
       Michael Barry (#4368)
123 S. Justison Street
Wilmington, DE 19801
Telephone: (302) 622-7000
Facsimile: (302) 622-7100

BERNSTEIN LITOWITZ BERGER &
   GROSSMANN LLP

By:  /s/ Mark Lebovitch
Mark Lebovitch
Amy Miller
1285 Avenue of the Americas
New York, New York 10019
Telephone: (212) 554-1400
Facsimile: (212) 554-1444

Counsel for Plaintiffs

Of Counsel: HERBERT BEIGEL & ASSOCIATES, LLC Herbert Beigel 38327 S. Arroyo Way Tucson, AZ 85739 Telephone: (520) 825-1995 Facsimile: (520) 844-6215
MORRIS JAMES LLP

 /s/ Peter B. Ladig
Peter B. Ladig (#3513)
Katherine J. Neikirk (#4192)
500 Delaware Avenue, Suite 1500
Wilmington, DE 19801
Telephone: 302-888-6800

Attorneys for Nominal Defendant CVR Energy and Defendants Glenn R. Zander, Stephen Mongillo, Bob G. Alexander and James M. Strock

ASHBY & GEDDES

 /s/ Richard D. Heins
Stephen E. Jenkins (#2152)
Richard D. Heins (#3000)
Toni-Ann Platia (#5051)
500 Delaware Avenue, 8th Floor
P.O. Box 1150
Wilmington, DE 19899
Phone: 302-654-1888

Counsel for Defendants Carl C. Icahn, Sunghwan Cho, George W. Herbard III, Vincent J. Intrieri, Samuel Merksamer, Daniel A. Ninivaggi, John J. Lipinski, and IEP Energy LLC

EFiled: May 13 2014 06:23PM EDT
Transaction ID 55441169
Case No. 7597-CB
EXHIBIT A
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

CITY OF TAMARAC FIREFIGHTER PENSION TRUST FUND, and CITY OF MIAMI GENERAL EMPLOYEES’ AND SANITATION EMPLOYEES’ RETIREMENT TRUST, on Behalf of Themselves and all Other Similarly Situated Shareholders of CVR Energy, Inc.,

         Plaintiffs,
   v.

CARL C. ICAHN, BOB G. ALEXANDER, SUNGHWAN CHO, VINCENT J. INTRIERI, JOHN J. LIPINSKI, SAMUEL MERKSAMER, STEPHEN MONGILLO, DANIEL A. NINIVAGGI, JAMES M. STROCK, GLENN R. ZANDER, and IEP ENERGY LLC,

         Defendants,

             and

CVR ENERGY INC.,

                  Nominal Defendant.
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	C.A. No. 7597-CB

SCHEDULING ORDER

WHEREAS, the Parties having applied, pursuant to Court of Chancery Rule 23.1, for an Order to approve the proposed Settlement reached in the above-captioned action (the “Action”), in accordance with the Stipulation and Agreement of Compromise, Settlement and Release, dated as of May 9, 2014 (the “Stipulation”), which provides for the dismissal with prejudice of the derivative claims asserted against Defendants in the Action (the “Derivative Claims”) and dismissal of the class claims asserted against Defendants (the “Class Claims”) in the Action without prejudice as to the Class but with prejudice as to the named Plaintiffs upon the terms and conditions set forth in the Stipulation; and
WHEREAS, the Court having read and considered the Stipulation and accompanying documents; the Stipulation being sufficient to warrant notice to CVR Stockholders; and all parties having consented to the entry of this Order,
NOW, THEREFORE, this 16th day of May, 2014, upon application of the parties, IT IS HEREBY ORDERED:
1.Except for terms defined herein, the Court adopts and incorporates the definitions in the Stipulation for purposes of this Order.
2.A hearing (the “Settlement Hearing”) shall be held before The Honorable Andre G. Bouchard on July 21, 2014, at 10:00 a.m., at the Court of Chancery of the State of Delaware, New Castle County Courthouse, 500 North King Street, Wilmington, DE 19801 to: (a) determine whether plaintiffs City of Tamarac Firefighter Pension Trust Fund and City of Miami General Employees’ and Sanitation Employees’ Retirem

2

ent Trust (collectively, “Plaintiffs”), and their counsel, Bernstein Litowitz Berger & Grossmann LLP and Grant & Eisenhofer P.A. (collectively, “Plaintiffs’ Counsel”), have adequately represented the interests of CVR Energy, Inc. (“CVR” or the “Company”) and its stockholders; (b) determine whether the Settlement should be approved by the Court as fair, reasonable, adequate to CVR, and in its best interests; (c) determine whether the Court should enter an Order and Final Judgment, substantially in the form attached as Exhibit C to the Stipulation, dismissing with prejudice the Derivative Claims, and settling, releasing, and enjoining prosecution of any and all Released Plaintiffs’ Claims against the Defendants’ Releasees and any and all Released Defendants’ Claims against the Plaintiffs’ Releasees, and dismissing the Class Claims without prejudice as to the Class but with prejudice as to the named Plaintiffs; (d) consider the application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses; (e) hear and determine any objections to the Settlement or the application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses; and (f) rule on such other matters as the Court may deem appropriate.
3.The Court reserves the right to adjourn and reconvene the Settlement Hearing or any adjournment thereof, including consideration of the application for attorneys’ fees and expenses, without further notice of any kind other than oral announcement at the Settlement Hearing or any adjournment thereof.

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4.The Court reserves the right to approve the Settlement, at or after the Settlement Hearing, with such modifications as may be consented to by the Parties and without further notice of any kind.
5.The Court approves the form, content, and requirements of the Notice of Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appear (the “Settlement Notice”), attached as Exhibit B to the Stipulation, and finds that the form and manner of notice set forth in this Order is the best notice reasonably practicable under the circumstances and constitutes due and sufficient notice of the Settlement Hearing, and all matters relating to the Settlement, to all persons entitled to receive such notice, and fully satisfies the requirements of Court of Chancery Rule 23 and Court of Chancery Rule 23.1 and due process.
6.No later than five (5) business days after the date of entry of this Order (the “Notice Date”), CVR shall file with the Securities and Exchange Commission a Form 8-K attaching this Stipulation and all exhibits hereto, including this Order and the Settlement Notice. On the Notice Date, CVR shall post this Stipulation and the Settlement Notice on the Company website.
7.No later than three (3) business days after the Notice Date, Plaintiffs’ Counsel shall post this Stipulation along with the Settlement Notice on their websites.
8.CVR shall pay any and all costs, fees and expenses related to providing notice of the proposed Settlement (“Notice Costs”) regardless of whether the Court

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declines to approve the Settlement or the Effective Date of the Settlement otherwise fails to occur, and in no event shall Plaintiffs or their attorneys be responsible for any such Notice Costs.
9.No later than five (5) calendar days before the Settlement Hearing, (a) CVR shall file with the Court proof of compliance with the notice procedures set forth in paragraph 6 above; and (b) Plaintiffs shall file with the Court proof of compliance with the notice procedures set forth in paragraph 7 above.
10.Any CVR Stockholder that continues to own such shares of CVR common stock as of the date of the Settlement Hearing who objects to the Settlement or the application for attorneys’ fees and expenses by Plaintiffs’ Counsel, or who otherwise wishes to be heard, may appear in person or through his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no such person or entity shall be heard, and no papers, briefs, pleadings, or other documents submitted by any such person or entity shall be received and considered by the Court unless, no later than ten (10) calendar days prior to the Settlement Hearing, such person or entity files with the Register in Chancery, Court of Chancery of the State of Delaware, New Castle County Courthouse, 500 North King Street, Wilmington, DE 19801, the following: (a) a written and signed notice of intention to appear which states the name, address and telephone number of the objector and, if represented, his, her or its counsel; (b) proof that the objector owned

5

shares of CVR stock as of May 9, 2014 and continues to hold such shares; and (c) a written detailed statement of the person/entity’s objections to any matter before the Court, and the specific grounds therefor or the reasons why such person or entity desires to appear and to be heard, as well as all documents and writings which such person or entity desires the Court to consider, including any legal and evidentiary support. Any such filings with the Court must also be served upon each of the following counsel (by hand, first class U.S. mail, or express service) such that they are received no later than ten (10) calendar days prior to the Settlement Hearing:

Plaintiffs’ Counsel:

Mark Lebovitch, Esquire
BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP
1285 Avenue of the Americas
New York, NY 10019

Stuart M. Grant, Esquire
Michael Barry, Esquire
GRANT & EISENHOFER P.A.
123 S. Justison Street
Wilmington, DE 19801

Counsel for Defendants and CVR:

Herbert Beigel, Esquire
HERBERT BEIGEL & ASSOCIATES, LLC
38327 S. Arroyo Way
Tucson, AZ 85739
Telephone: (520) 825-1995
11.Unless the Court otherwise directs, any person or entity who fails to object in the manner prescribed above shall be deemed to have waived his, her, or its right

6

to object and shall be forever barred from raising any objection to the Settlement or Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses, or any other matter related to the Settlement, in the Action or any other action or proceeding.
12.All opening briefs in support of the approval of the Settlement and Plaintiffs’ Counsel’s application for attorneys’ fees and expenses shall be filed with the Court no later than fifteen (15) calendar days before the Settlement Hearing; and reply papers, if any, shall be filed no later than five (5) calendar days before the Settlement Hearing.
13.All proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement, are hereby stayed and suspended until further order of this Court. Pending final determination of whether the Settlement should be approved, (a) Plaintiffs and all other CVR stockholders are enjoined from filing, commencing, or prosecuting any Released Plaintiffs’ Claims as against the Defendants’ Releasees; and (b) Defendants, CVR and the other Defendants’ Releasees are enjoined from filing, commencing, or prosecuting any Released Defendants’ Claims as against the Plaintiffs’ Releasees.
14.If the Settlement is approved by the Court following the Settlement Hearing, the Court shall enter the Order and Final Judgment substantially in the form attached as Exhibit C to the Stipulation.

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15.In the event that the Settlement is terminated pursuant to the terms of the Stipulation or the Effective Date of the Settlement otherwise fails to occur for any reason, the Settlement and the relevant portions of the Stipulation shall be canceled and terminated; this Order (other than paragraph 8 above and this paragraph 15) shall become null and void and be without prejudice to the rights of Plaintiffs, the other CVR stockholders, Defendants, and the Company; and all proceedings in, and parties to, the Action shall revert to their status as of March 31, 2014.
16.The Court retains jurisdiction over this Action to consider all further applications arising out of or connected with the proposed Settlement.

Chancellor Andre G. Bouchard

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EFiled: May 14 2014 10:51AM EDT
Transaction ID 5544156
Case No. 7597-CB
EXHIBIT B
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

CITY OF TAMARAC FIREFIGHTER PENSION TRUST FUND, and CITY OF MIAMI GENERAL EMPLOYEES’ AND SANITATION EMPLOYEES’ RETIREMENT TRUST, on Behalf of Themselves and all Other Similarly Situated Shareholders of CVR Energy, Inc.,

         Plaintiffs,
   v.

CARL C. ICAHN, BOB G. ALEXANDER, SUNGHWAN CHO, VINCENT J. INTRIERI, JOHN J. LIPINSKI, SAMUEL MERKSAMER, STEPHEN MONGILLO, DANIEL A. NINIVAGGI, JAMES M. STROCK, GLENN R. ZANDER, and IEP ENERGY LLC,

         Defendants,

             and

CVR ENERGY INC.,

                  Nominal Defendant.
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	C.A. No. 7597-CB

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION,

SETTLEMENT HEARING, AND RIGHT TO APPEAR
TO:    ALL INDIVIDUALS AND ENTITIES WHO HELD SHARES OF COMMON STOCK OF CVR ENERGY, INC. (“CVR” OR THE “COMPANY”) AS OF THE CLOSE OF BUSINESS ON MAY 9, 2014.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.
YOUR RIGHTS WILL BE AFFECTED BY THE SETTLEMENT REACHED IN THIS ACTION.

The purpose of this Notice is to inform you about (a) the proposed settlement reached in the above-captioned action (the “Action”), subject to approval of the Delaware Court of Chancery (the “Court”), as provided in a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Stipulation”) that was filed with the Court and is publicly available for review as indicated at paragraph 45 below; (b) the hearing that the Court will hold on July 21, 2014, at 10:00 a.m., at the Court of Chancery of the State of Delaware, New Castle County Courthouse, 500 North King Street, Wilmington, DE 19801, to determine whether to approve the Settlement and to consider Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses; and (c) current stockholders’ rights with respect to the proposed Settlement and Plaintiffs’ Counsel’s application for attorneys’ fees and expenses.1

The Settlement Stipulation was entered into as of May 9, 2014, between and among: (a) plaintiffs City of Tamarac Firefighter Pension Trust Fund and City of Miami General Employees’ and Sanitation Employees’ Retirement Trust (“Plaintiffs”); (b) defendants Carl C. Icahn, IEP Energy LLC (together with Carl C. Icahn, the “Icahn Parties”), Bob G. Alexander, Sunghwan Cho, Vincent J. Intrieri, John J. Lipinski, Samuel Merksamer, Stephen Mongillo, Daniel A. Ninivaggi, James M. Strock, and Glenn R. Zander (the “Board” or the “CVR Board” and together with the Icahn Parties, “Defendants”); and (c) nominal defendant CVR Energy, Inc. (“CVR” or the “Company” and together with Plaintiffs and Defendants, the “Parties”).

1. All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Stipulation.

2

WHAT IS THE PURPOSE OF THIS NOTICE?

1.The purpose of this Notice is to explain the Action, the terms of the proposed Settlement, and how the proposed Settlement affects CVR stockholders’ legal rights.
2.In a derivative action, one or more people and/or entities who are current stockholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights.
3.As described more fully in paragraph 43 below, current stockholders have the right to object to the proposed Settlement and the application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses. They have the right to appear and be heard at the Settlement Hearing, which will be held before The Honorable Andre G. Bouchard on July 21, 2014, at 10:00 a.m., at the Court of Chancery of the State of Delaware, New Castle County Courthouse, 500 North King Street, Wilmington, DE 19801. At the Settlement Hearing, the Court will, among other things, (a) determine whether Plaintiffs, City of Tamarac Firefighter Pension Trust Fund and City of Miami General Employees’ and Sanitation Employees’ Retirement Trust, and Plaintiffs’ Counsel, the law firms Bernstein Litowitz Berger & Grossmann LLP and Grant & Eisenhofer P.A., have adequately represented the interests of CVR and its stockholders; (b) determine whether the Settlement should be approved by the Court as fair, reasonable, adequate to CVR, and in its best interest; (c) determine whether the Court should enter an Order and Final Judgment, substantially in the form attached as Exhibit C to the Settlement Stipulation, dismissing with prejudice the derivative claims asserted against Defendants in the Action (the “Derivative Claims”) and dismissing the class claims asserted against Defendants in the Action (the “Class Claims”) without prejudice as to the Class but with prejudice as to the named Plaintiffs, and settling, releasing, and enjoining prosecution of any and all Released Plaintiffs’ Claims (as defined in paragraph 39 below) against the Defendants’ Releasees (as defined in paragraph 39 below) and any and all Released Defendants’ Claims (as defined in paragraph 39 below) against the Plaintiffs’ Releasees (as defined in paragraph 39 below); (d) consider the application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses; (e) hear and determine any objections to the Settlement or the application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses; and (f) rule on such other matters as the Court may deem appropriate.

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4.The Court has reserved the right to adjourn or continue the Settlement Hearing or any adjournment thereof, including consideration of the application by Plaintiffs’ Counsel for attorneys’ fees and expenses, without further notice to you other than by oral announcement at the Settlement Hearing or any adjournment thereof. The Court has further reserved the right to approve the Settlement, at or after the Settlement Hearing, with such modifications as may be consented to by the Parties and without further notice of any kind.

WHAT IS THIS CASE ABOUT? WHAT HAS HAPPENED SO FAR?

THE FOLLOWING DESCRIPTION OF THE ACTION AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY THE COURT OF FINDINGS OF FACT.
5.On June 5, 2012, Plaintiffs filed a verified class action complaint (the “Initial Complaint”) on behalf of themselves and all other similarly situated public shareholders of CVR against the Icahn Parties and the Board, and a motion to expedite the litigation.
6.The Initial Complaint asserted that the Icahn Parties’ acquisition of CVR shares on the open market, together with the CVR Board’s failure to implement measures to prevent or impede such acquisitions, constituted a breach of fiduciary duty. The Icahn Parties did not make any further acquisitions of CVR stock following the filing of the Initial Complaint.
7.On July 23, 2012, Defendants filed a motion to dismiss the Initial Complaint and motion to stay discovery and for a protective order against pending discovery.
8.On July 30, 2012, the Court granted the parties’ stipulation and proposed orders, which set briefing schedules for Defendants’ motion to dismiss, and motion to stay discovery and for a protective order against pending discovery.
9.On August 1, 2012, Plaintiffs filed their brief in opposition to Defendants’ motion to stay discovery and for a protective order against pending discovery.

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10.On August 2, 2012, Defendants served responses and objections to Plaintiffs’ first request for production of documents.
11.On August 6, 2012, Icahn Enterprises L.P. made an offer to acquire the remaining shares of CVR that he did not already own for $29.00 per share (the “$29 Offer”).
12.On August 7, 2012, the Court granted the parties’ stipulation and proposed order, requiring the Icahn Parties to provide Plaintiffs with notice with respect to any additional purchases of CVR stock by the Icahn Parties, and stayed the briefing with respect to Plaintiffs’ pending motion to expedite, and Defendants’ motion to dismiss and motion to stay discovery.
13.On August 10, 2012, Plaintiffs filed a verified amended class action complaint, challenging the terms of the $29 Offer as a further breach of duty, and alleging that no member of the CVR Board could purport to negotiate with the Icahn Parties (the “Amended Complaint”).
14.On August 21, 2012, Icahn Enterprises L.P. revoked the $29 Offer.
15.On August 28, 2012, the Court granted the parties’ second stipulation and proposed order, which required the Icahn Parties to provide Plaintiffs with notice with respect to any additional purchases of CVR stock by the Icahn Parties, set a schedule for Plaintiffs to amend their complaint and Defendants’ obligation to answer such complaint, and stayed Plaintiffs’ pending motion to expedite.
16.On October 2, 2012, the Court granted the parties’ stipulation and proposed order governing the schedule for Plaintiffs to amend their complaint and Defendants’ response to such complaint.
17.On October 9, 2012, Plaintiffs filed a verified second amended class action and derivative complaint (the “Second Amended Complaint” or the “Complaint”).
18.On November 29, 2012 the Court granted the parties’ first amended stipulation and proposed order, which provided Defendants with additional time to respond to Plaintiffs’ Second Amended Complaint.
19.On December 11, 2012, CVR filed its motion to dismiss the Second Amended Complaint, while the Icahn Parties and the Board filed answers and joined CVR’s motion to dismiss.

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20.On March 20, 2013, Plaintiffs served their second request for production of documents directed to Carl Icahn and the Individual Defendants.
21.On April 22, 2013, the Icahn Parties and the Board served responses and objections to Plaintiffs’ second request for production of documents.
22.On April 22, 2013, Defendants served their first request for production of documents directed to Plaintiffs.
23.On May 22, 2013, Plaintiffs served responses and objections to the Individual Defendants’ first request for production of documents directed to Plaintiffs.
24.On October 10, 2013, the Court requested that the parties confer on or before November 15, 2013 to determine a schedule for the litigation.
25.On November 15, 2013, the Court granted the parties’ stipulation and proposed order governing the litigation’s schedule.
26.On January 2, 2014, the Court granted the parties’ stipulation and proposed order governing the production and exchange of confidential and highly confidential information.
27.On January 14, 2014, Defendants served their first set of interrogatories directed to Plaintiffs.
28.On January 24, 2014, Defendants served a subpoena duces tecum on Golden Capital Management LLC.
29.On March 14, 2014, Plaintiffs served responses and objections to Defendants’ first set of interrogatories directed to Plaintiffs.
30.At the close of the markets on March 28, 2014, CVR stock was trading at $41.56 per share, and has traded above $29 per share each trading day since August 31, 2012.
31.After arm’s-length negotiations, the Parties reached an agreement in principle to settle the Derivative Claims subject to the execution of a stipulation and agreement of settlement and related papers. The Parties entered into the formal Settlement Stipulation on May 9, 2014.
32.On May 16, 2014, the Court entered a Scheduling Order in connection with the Settlement which, among other things, authorized this Notice to be provided

6

to CVR Stockholders, and scheduled the Settlement Hearing to consider whether to grant final approval of the Settlement.
33.The Class Claims asserted against Defendants in the Action will be dismissed without prejudice to the Class but with prejudice as to the named Plaintiffs, and the named Plaintiffs will fully release the Defendants’ Releasees from the Class Claims.

WHAT ARE THE TERMS OF THE SETTLEMENT?

34.As consideration for the Settlement:

(a)
From the date of the Settlement Stipulation through April 30, 2019 the Icahn Parties shall not purchase any additional CVR Securities[2], including but not limited through open market transactions, privately negotiated transactions, a tender offer, any proposal for any merger, or any comparable fundamental corporate transaction (a “Subsequent Acquisition”), except in compliance with the Settlement Stipulation.

(b)
Pursuant to the terms of the Settlement Stipulation, in the event that the Icahn Parties determine to undertake any Subsequent Acquisition, the Icahn Parties shall provide Plaintiffs and the CVR Board with written notice of its intentions (the “Notice of Acquisition”), no less than three (3) business days prior to commencing any such transactions.

(c)
Any Notice of Acquisition provided in accordance with subparagraph (b) above shall be deemed and treated as “Highly Confidential Discovery Material” as that term is defined in the Stipulation and Order Governing the Production and Exchange of Confidential and Highly Confidential Information entered by the Court on January 2, 2014 (the “Confidentiality Order”), and attached as Exhibit D to the Settlement Stipulation.

2. “CVR Securities” means CVR common stock and any and all securities that are convertible into CVR common stock, including without limitation, convertible bonds, convertible preferred stock, warrants and call options on CVR common stock, and any other derivative securities that directly give the holder a right to acquire common stock in CVR .

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(d)
Following receipt of such Notice of Acquisition described in subparagraph (b) above, Plaintiffs or the CVR Board may (but shall not be required by the Settlement Stipulation to) seek any relief to restrain, prevent or otherwise enjoin any such Subsequent Acquisition, by commencing an action before the Delaware Court of Chancery in accordance with the terms of this paragraph. Any action to restrain, prevent or otherwise enjoin any Subsequent Acquisition must be filed under seal and in accordance with the terms of the Confidentiality Order.

(e)
Following receipt of any such Notice of Acquisition described in subparagraph (b) above, Plaintiffs’ Counsel and any recipient of such notice, and anyone provided with information regarding such notice in accordance with the terms of the Confidentiality Order shall be enjoined from buying, selling, or engaging in any transactions whatsoever concerning any CVR Securities until such time as the Icahn Parties publicly disclose, through public statement, required regulatory filing, or otherwise, their intent to purchase or acquire, or completion of any such acquisition or purchase, of CVR Securities as contemplated in the Notice of Acquisition.

WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT?

35.Plaintiffs and Plaintiffs’ Counsel thoroughly considered the facts and law underlying the Derivative Claims in the Action. Although Plaintiffs and Plaintiffs’ Counsel believe that the Derivative Claims asserted have merit, the Court could have adopted Defendants’ view of the applicable legal standard or of the underlying evidence, and could enter judgment for the Defendants, either dismissing the Derivative Claims prior to trial or after trial. Plaintiffs and Plaintiffs’ Counsel also considered the expense and length of continued proceedings necessary to pursue the Derivative Claims through trial, as well as the uncertainty of appeals. Plaintiffs and Plaintiffs’ Counsel also considered the possibility that a Court may not be able to order the specific relief achieved in the Settlement.
36.Plaintiffs brought this Action alleging that Carl Icahn was planning to conduct a “creeping squeeze-out” of the remaining publicly-held shares of CVR through his open market purchases of CVR shares at prices significantly less than fair value. Plaintiffs later expanded the case by alleging that Icahn was making a second attempt to acquire the remaining shares of CVR stock through an allegedly

8

inadequate takeover proposal. As a result of the Settlement reached herein, Plaintiffs have been successful in limiting the ability of Icahn to make open market purchases or pursue a takeover bid without giving Plaintiffs and the CVR Board prior notice and an opportunity to seek judicial relief.
37.In light of the valuable benefits provided to CVR and CVR’s public stockholders under the Settlement, Plaintiffs and Plaintiffs’ Counsel have determined that the proposed Settlement is fair, reasonable, adequate to CVR, and in its best interests. The Settlement provides substantial immediate benefits to CVR without the risk that continued litigation could result in obtaining similar or lesser relief for CVR after continued extensive and expensive litigation, including trial and the appeals that were likely to follow.
38.Each of the Defendants has denied and continues to deny any wrongdoing, and the Settlement shall in no event be construed or deemed to be evidence of or an admission or concession on the part of any of the Defendants, or any other of the Defendants’ Releasees, with respect to any claim or allegation of any fault or liability or wrongdoing or damage whatsoever, or any infirmity in the defenses that the Defendants have, or could have, asserted. Similarly, the Settlement shall in no event be construed or deemed to be evidence of or an admission or concession on the part of any Plaintiff of any infirmity in any of the claims asserted in the Action, or an admission or concession that any of the Defendants’ defenses to liability had any merit.

WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

39.If the Settlement is approved, the Court will enter a judgment (the “Judgment”). Pursuant to the Judgment, the Derivative Claims will be dismissed in their entirety and with prejudice, the Class Claims will be dismissed without prejudice as to the Class but with prejudice as to the named Plaintiffs, and, upon the Effective Date of the Settlement, the following releases will occur:
Release of Claims by CVR Stockholders upon the Effective Date: Plaintiffs and each other CVR Stockholder, on behalf of themselves, and their respective heirs, executors, administrators, predecessors, successors, affiliates and assigns in their capacities as such, and derivatively on behalf of CVR, shall be deemed to have, and by operation of law and of the judgment shall have, fully, finally and forever compromised, settled, released, resolved, relinquished, waived and

9

discharged each and every Released Plaintiffs’ Claim against the Defendants and the other Defendants’ Releasees, and shall forever be enjoined from prosecuting any or all of the Released Plaintiffs’ Claims against any of the Defendants’ Releasees.
“Released Plaintiffs’ Claims” means all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under state, local, federal, foreign, common or statutory law, or any other law or rule, (i) that Plaintiffs asserted in the Complaint derivatively on behalf of CVR, or (ii) that Plaintiffs or any other CVR Stockholder could have asserted in the Action or in any other forum derivatively on behalf of CVR that arise out of or are based upon the allegations, transactions, facts, matters or occurrences set forth in the Complaint, except for any claims relating to the enforcement of the Settlement.
“Defendants’ Releasees” means Defendants and CVR, and their current and former executive officers, directors, parents, affiliates, subsidiaries, successors, predecessors, assigns, assignees, and attorneys.
Release of Claims by Defendants and CVR upon the Effective Date: Defendants, CVR and the other Defendants’ Releasees, on behalf of themselves, and their respective heirs, executors, administrators, predecessors, successors, affiliates and assigns in their capacities as such, shall be deemed to have, and by operation of law and of the judgment shall have, fully, finally and forever compromised, settled, released, resolved, relinquished, waived and discharged each and every Released Defendants’ Claim against Plaintiffs and the other Plaintiffs’ Releasees, and shall forever be enjoined from prosecuting any or all of the Released Defendants’ Claims against any of the Plaintiffs’ Releasees.
“Released Defendants’ Claims” (and together with the Released Plaintiffs’ Claims, the “Released Claims”) means all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under state, local, federal, foreign, common or statutory law, or any other law or rule, that arise out of or relate in any way to the institution, prosecution, or settlement of the Action, except for any claims relating to the enforcement of the Settlement.
“Plaintiffs’ Releasees” (and together with the Defendants’ Releasees, the “Releasees”) means Plaintiffs and their current and former executive officers, directors, parents, affiliates, subsidiaries, successors, predecessors, assigns, assignees, and attorneys.

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“Unknown Claims” means any Released Plaintiffs’ Claims which any Plaintiff or any other CVR Stockholder does not know or suspect to exist in his, her or its favor at the time of the release of such claims, and any Released Defendants’ Claims which any Defendant, CVR or any other Defendants’ Releasee does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her or it, might have affected his, her or its decision(s) with respect to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, and CVR shall expressly waive, and each of the other CVR Stockholders and each of the other Defendants’ Releasees shall be deemed to have waived, and by operation of the Judgment or the Alternate Judgment, if applicable, shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
Plaintiffs and Defendants acknowledge, and each of the other CVR Stockholders and each of the other Defendants’ Releasees shall be deemed by operation of law to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the Settlement.
40.Pending final determination of whether the Settlement should be approved, (a) Plaintiffs and all other CVR stockholders are enjoined from filing, commencing, or prosecuting any Released Plaintiffs’ Claims as against the Defendants’ Releasees; and (b) Defendants, CVR and the other Defendants’ Releasees are enjoined from filing, commencing, or prosecuting any Released Defendants’ Claims as against the Plaintiffs’ Releasees.

HOW WILL THE ATTORNEYS BE PAID?

41.Plaintiffs’ Counsel have not received any payment for their services in pursuing the claims asserted in the Action, nor have Plaintiffs’ Counsel been

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reimbursed for their out-of-pocket expenses. Before final approval of the Settlement, Plaintiffs’ Counsel will apply to the Court for a collective award of attorneys’ fees to Plaintiffs’ Counsel and reimbursement of Litigation Expenses (the “Fee and Expense Application”) based on the benefits provided to CVR and CVR’s public stockholders from the Settlement and the prosecution of the Action. Plaintiffs’ Counsel’s Fee and Expense Application shall seek no more than $750,000, and Defendants and CVR agree that they will not object to or otherwise take any position adverse to the Fee and Expense Application. Defendants and CVR acknowledge Plaintiffs’ Counsel’s right to an award of attorneys’ fees and reimbursement of Litigation Expenses based on the benefits provided to CVR and its public stockholders from the Settlement and the prosecution of the Action. The Court will determine the amount of any fee and expense award to Plaintiffs’ Counsel.

WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING?

42.The Court will consider the Settlement and all matters related to the Settlement at the Settlement Hearing. The Settlement Hearing will be held before The Honorable Andre G. Bouchard on July 21, 2014, at 10:00 a.m., at the Court of Chancery of the State of Delaware, New Castle County Courthouse, 500 North King Street, Wilmington, DE 19801.
43.Any person or entity that owned CVR common stock as of May 9, 2014 and continues to own such stock through July 21, 2014, the date of the Settlement Hearing, who objects to the Settlement or the application for attorneys’ fees and expenses by Plaintiffs’ Counsel, or who otherwise wishes to be heard, may appear in person or through his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no such person or entity shall be heard, and no papers, briefs, pleadings, or other documents submitted by any such person or entity shall be received and considered by the Court unless, no later than July 11, 2014, such person files with the Register in Chancery, Court of Chancery of the State of Delaware, New Castle County Courthouse, 500 North King Street, Wilmington, DE 19801, the following: (a) a written and signed notice of intention to appear which states the name, address and telephone number of the objector and, if represented, his, her or its counsel; (b) proof that the objector owned shares of CVR stock as of May 9, 2014 and continues to hold such shares; and (c) a written detailed statement of the person/entity’s objections to any matter before the Court, and the specific grounds therefor or the reasons why

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such person or entity desires to appear and to be heard, as well as all documents and writings which such person or entity desires the Court to consider, including any legal and evidentiary support. Any such filings with the Court must also be served upon each of the following counsel (by hand, first class U.S. mail, or express service) such that they are received no later than July 11, 2014:
Plaintiffs’ Counsel:

Mark Lebovitch, Esquire
BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP
1285 Avenue of the Americas
New York, NY 10019

Stuart M. Grant, Esquire
GRANT & EISENHOFER P.A.
123 S. Justison Street
Wilmington, DE 19801

Counsel for Defendants and CVR:

Herbert Beigel, Esquire
HERBERT BEIGEL & ASSOCIATES, LLC
38327 S. Arroyo Way
Tucson, AZ 85739

44.Unless the Court otherwise directs, any person or entity who fails to object in the manner prescribed above shall be deemed to have waived his, her, or its right to object and shall be forever barred from raising any objection to the Settlement or Plaintiffs’ Counsel’s application for an award of attorneys’ and expenses, or any other matter related to the Settlement, in the Action or in any other action or proceeding.

CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?

45.This Notice does not purport to be a comprehensive description of the Action, the allegations related thereto, the terms of the Settlement, or the Settlement Hearing. For a more detailed statement of the matters involved in the Action, you

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may inspect the pleadings, the Settlement Stipulation, the Orders entered by the Court, and other papers filed in the Action at the Office of the Register in Chancery in the Court of Chancery of the State of Delaware, New Castle County Courthouse, 500 North King Street, Wilmington, DE 19801, during regular business hours of each business day. You may also view a copy of the Settlement Stipulation at http://www.cvrenergy.com. If you have questions regarding the Settlement, you may write or call Plaintiffs’ Counsel: Mark Lebovitch, Esquire, Bernstein Litowitz Berger & Grossmann LLP, 1285 Avenue of the Americas, New York, NY 10019, (800) 380-8496, and Stuart M. Grant, Esquire, Grant & Eisenhofer P.A., 123 S. Justison Street, Wilmington, DE 19801, (302) 622-7000.
DO NOT CALL OR WRITE THE COURT OR THE OFFICE OF
THE REGISTER IN CHANCERY REGARDING THIS NOTICE.

Dated: May 16, 2014

BY ORDER OF THE COURT:

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EFiled: May 14 2014 10:51AM EDT
Transaction ID 5544156
Case No. 7597-CB
CERTIFICATE OF SERVICE
I hereby certify that, on May 14, 2014, I caused the foregoing Exhibit B to the Stipulation and Agreement of Compromise, Settlement and Release to be served via Lexis File and Serve Xpress upon the counsel of record listed below:

Stephen E. Jenkins Richard D. Heins Toni-Ann Platia ASHBY & GEDDES 500 Delaware Avenue, 8th Floor P.O. Box 1150 Wilmington, DE 19899	Peter B. Ladig MORRIS JAMES LLP 500 Delaware Ave., Suite 1500 P.O. Box 2306 Wilmington, DE 19899-2306

/s/ Michael J. Barry
Michael J. Barry (DE #4368)

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EFiled: May 13 2014 06:23PM EDT
Transaction ID 55441169
Case No. 7597-CB
EXHIBIT C

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

CITY OF TAMARAC FIREFIGHTER PENSION TRUST FUND, and CITY OF MIAMI GENERAL EMPLOYEES’ AND SANITATION EMPLOYEES’ RETIREMENT TRUST, on Behalf of Themselves and all Other Similarly Situated Shareholders of CVR Energy, Inc.,

         Plaintiffs,
   v.

CARL C. ICAHN, BOB G. ALEXANDER, SUNGHWAN CHO, VINCENT J. INTRIERI, JOHN J. LIPINSKI, SAMUEL MERKSAMER, STEPHEN MONGILLO, DANIEL A. NINIVAGGI, JAMES M. STROCK, GLENN R. ZANDER, and IEP ENERGY LLC,

         Defendants,

             and

CVR ENERGY INC.,

                  Nominal Defendant.
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	C.A. No. 7597-CB

ORDER AND FINAL JUDGMENT
A hearing having been held before this Court (the “Court”) on _________ __, 2014, pursuant to the Court’s Order of May 16, 2014 (the “Scheduling Order”), upon a Stipulation and Agreement of Compromise, Settlement and Release, executed on May 9, 2014 (the “Stipulation”) in the above-captioned shareholder derivative action (the “Action”), which is incorporated herein by reference; it appearing that due notice of the hearing has been given in accordance with the Scheduling Order; the parties having appeared by their respective attorneys of record; the Court having heard and considered evidence in support of the proposed Settlement; the attorneys for the respective parties having been heard; an opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Scheduling Order; the Court having determined that notice to CVR’s stockholders was adequate and sufficient; and the entire matter of the proposed Settlement having been heard and considered by the Court;
IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this ___ day of ___________, 2014, as follows:
1.    Unless otherwise defined herein, all defined terms shall have the meanings as set forth in the Stipulation and the Scheduling Order.

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2.    The Court has jurisdiction over the subject matter of the Action, and all matters relating to the Settlement, as well as personal jurisdiction over all of the Parties and the stockholders of CVR Energy, Inc. (“CVR” or the “Company”).
3.    Notice of the Settlement has been given to CVR Stockholders pursuant to and in the manner directed by the Scheduling Order; proofs of compliance with the notice procedures set forth in the Scheduling Order were filed with the Court; and full opportunity to be heard has been offered to all Parties and CVR Stockholders. The form and manner of the notice provided is hereby confirmed to have been the best notice practicable under the circumstances and to have been given in full compliance with each of the requirements of Rule 23 and Rule 23.1 of the Rules of the Court of Chancery of the State of Delaware, due process and applicable law, and it is further determined that the Company, Plaintiffs and all CVR Stockholders are bound by this Order and Final Judgment.
4.    Based on the record in the Action, each of the provisions of Court of Chancery Rule 23.1 has been satisfied and the Action has been properly maintained according to the provisions of Court of Chancery Rule 23.1.
5.    Plaintiffs have held stock in the Company since the time of the conduct complained of in the Action, otherwise have standing to prosecute the Action, and are adequate representatives of all stockholders of the Company.

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6.    The Stipulation and the Settlement are found to be fair, reasonable and adequate, and in the best interests of CVR and the Company’s stockholders, and are hereby approved pursuant to Court of Chancery Rule 23.1. The Parties are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions, and the Register in Chancery is directed to enter and docket this Order and Final Judgment.
7.    This Order and Final Judgment is binding on the Parties and all CVR Stockholders and shall have preclusive effect in all pending and future lawsuits or other proceedings maintained by or on behalf of the Parties or CVR Stockholders.
8.    All derivative claims asserted against Defendants in the Action are hereby dismissed with prejudice, without fees, costs or expenses to any Party except as provided in Paragraph 14 below.
9.    All class claims asserted against Defendants in the Action shall be dismissed without prejudice to the Class but with prejudice as to the named Plaintiffs, and the Plaintiffs shall be deemed to have fully released the Defendants’ Releasees from the class claims.
10.    Without further action by anyone, upon the Effective Date of the Settlement, Plaintiffs and each other CVR Stockholder, on behalf of themselves, and their respective heirs, executors, administrators, predecessors, successors, affiliates

4

and assigns in their capacities as such, and derivatively on behalf of CVR, shall be deemed to have, and by operation of law and of this Order and Final Judgment shall have, fully, finally and forever compromised, settled, released, resolved, relinquished, waived, and discharged each and every Released Plaintiffs’ Claim against the Defendants and the other Defendants’ Releasees, and shall forever be enjoined from prosecuting any or all of the Released Plaintiffs’ Claims against any of the Defendants’ Releasees.
11.    Without further action by anyone, upon the Effective Date of the Settlement, Defendants, CVR and the other Defendants’ Releasees, on behalf of themselves, and their respective heirs, executors, administrators, predecessors, successors, affiliates and assigns in their capacities as such, shall be deemed to have, and by operation of law and of the judgment shall have, fully, finally and forever compromised, settled, released, resolved, relinquished, waived and discharged each and every Released Defendants’ Claim against Plaintiffs and the other Plaintiffs’ Releasees, and shall forever be enjoined from prosecuting any or all of the Released Defendants’ Claims against any of the Plaintiffs’ Releasees.
12.    The Parties are hereby authorized, without further approval from the Court, to agree to adopt such amendments, modifications, and expansions of the Stipulation that are consistent with this Order and Final Judgment and the Stipulation

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and that do not limit the rights of the Parties or CVR’s stockholders under the Stipulation.
13.    Neither the Stipulation or the Settlement (whether or not consummated), this Order and Final Judgment, the negotiations leading to the execution of the Stipulation, nor any proceedings taken pursuant to or in connection with the Stipulation and/or approval of the Settlement (including any arguments proffered in connection therewith)
(a)    shall be offered against any of the Defendants’ Releasees as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Defendants’ Releasees with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in this Action or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Defendants’ Releasees;
(b)    shall be offered against any of the Plaintiffs’ Releasees, as evidence of a presumption, concession or admission with respect to any liability, negligence, fault or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Plaintiffs’ Releasees, in any civil, criminal or

6

administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation;
(c)    shall be construed against any of Releasees as an admission, concession, or presumption that the consideration to be given under the Settlement represents the amount which could be or would have been recovered after trial; nor
(d)    shall be construed against Plaintiffs’ Releasees as an admission, concession, or presumption that any of their claims are without merit, that any of the Defendants’ Releasees had meritorious defenses, or that damages recoverable under the Complaint would not have exceeded the Settlement Amount;
provided, however, that the Parties and the Releasees and their respective counsel may refer to this Judgment and the Stipulation to effectuate the protections from liability granted hereunder and thereunder or otherwise to enforce the terms of the Settlement.
14.    Plaintiffs’ Counsel are hereby awarded attorneys’ fees and expenses in the total amount of $_____________, which sum the Court finds to be fair and reasonable. CVR and Defendants are ordered to pay such amount to Plaintiffs’ Counsel in accordance with the terms of the Stipulation.
15.    No proceedings or court order with respect to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel shall in any way disturb or affect this Order

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and Final Judgment (including precluding the Order and Final Judgment from being Final or otherwise being entitled to preclusive effect), and any such proceedings or court order shall be considered separate from this Order and Final Judgment.
16.    Without affecting the finality of this Order and Final Judgment, this Court retains jurisdiction over all matters relating to the administration and consummation of the Settlement and all Parties and CVR stockholders for the purpose of construing, enforcing and administering the Settlement.
17.    In the event that the Settlement is terminated in accordance with the terms of the Stipulation or the Effective Date of the Settlement otherwise fails to occur for any reason, then this Order and Final Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated, and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided for and in accordance with the Stipulation.

Chancellor Andre G. Bouchard

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EXHIBIT D

EFiled: Jan 02 2014 05:00PM EST
Transaction ID 54781682
Case No. 7597-CS
GRANTED
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

CITY OF TAMARAC FIREFIGHTER PENSION TRUST FUND, and CITY OF MIAMI GENERAL EMPLOYEES’ AND SANITATION EMPLOYEES’ RETIREMENT TRUST, on Behalf of Themselves and all Other Similarly Situated Shareholders of CVR Energy, Inc.,
Plaintiffs,
v.
CARL C. ICAHN, BOB G. ALEXANDER, SUNGHWAN CHO, VINCENT J. INTRIERI, JOHN J. LIPINSKI, SAMUEL MERKSAMER, STEPHEN MONGILLO, DANIEL A. NINIVAGGI, JAMES M. STROCK, GLENN R. ZANDER, and IEP ENERGY LLC,
Defendants,
and
CVR Energy, Inc.,
Nominal Defendant.
C.A. No. 7597CS

STIPULATION AND [PROPOSED] ORDER GOVERNING THE
PRODUCTION AND EXCHANGE OF CONFIDENTIAL
AND HIGHLY CONFIDENTIAL INFORMATION
WHEREAS, the parties to the abovecaptioned action (the “Litigation”) are engaged in discovery proceedings, which include, among other things, taking depositions and producing documents; and

WHEREAS, those discovery proceedings will necessarily involve the production of certain information that the parties to the Litigation (the “Parties,” each a “Party”) believe to be confidential and sensitive commercial, financial, or business information;
IT IS HEREBY STIPULATED AND AGREED, by the Parties hereto, through their undersigned counsel, subject to the approval of the Court, pursuant to Court of Chancery Rules 5.1 and 26(c), that this Stipulation and Order for the Production and Exchange of Confidential Information (the “Stipulation”) will govern the handling of documents, deposition testimony, deposition exhibits, deposition transcripts, written discovery requests, interrogatory responses, responses to requests to admit, and responses to requests for documents, and any other information or material produced, given or exchanged, including any information contained therein or derived therefrom (“Discovery Material”) by or among any Party or nonParty providing Discovery Material (each a “Producing Party”) in this Litigation.
1.Any Producing Party may designate any Discovery Material as “Confidential” under the terms of this Stipulation if such party in good faith believes that such Discovery Material contains non-public, confidential, proprietary, or commercially sensitive information that requires the protections provided in this Stipulation and Order (“Confidential Discovery Material”). Any Producing Party may designate any Discovery Material as “Highly Confidential” under the terms of this Stipulation if such party in good faith reasonably believes that disclosure of the Discovery Material other than as permitted pursuant to Paragraph 6 of this Stipulation and Order is substantially likely to cause injury to the Producing Party (“Highly Confidential Discovery Material”).
2.The designation of Discovery Material as Confidential Discovery Material or Highly Confidential Discovery Material shall be made in the following manner:

A.    In the case of documents or other materials (apart from depositions or other pre-trial testimony): (i) by affixing the legend “Confidential” or “Highly Confidential” to each page containing any Confidential Discovery Material or Highly Confidential Discovery Material, except that in the case of multipage documents bound together by staple or other permanent binding, the words “Confidential” or “Highly Confidential” need only be indicated on the first page of the document for the entire document to be treated as Confidential Discovery Material or Highly Confidential Discovery Material, respectively; or (ii) in the case of electronically stored information produced in native format, by including “Confidential” or “Highly Confidential” in the file or directory name, or by affixing the legend “Confidential” or “Highly Confidential” to the media containing the Discovery Material (e.g., CDROM, floppy disk, DVD).
B.    In the case of depositions or other pre-trial testimony: (i) by a statement on the record, by counsel, at the time of such disclosure or before the conclusion of the deposition or testimony; or (ii) by written notice, sent to all Parties within 10 business days of the deposition or other pre-trial testimony; provided that only those portions of the transcript designated as Confidential Discovery Material or Highly Confidential Discovery Material shall be deemed Confidential Discovery Material or Highly Confidential Discovery Material. Counsel may, at such deposition or other pre-trial testimony, designate the entire deposition or other pre-trial testimony Confidential or Highly Confidential, subject to a more particularized review for specific designations of Confidential or Highly Confidential to be completed and noticed in writing to all Parties no later than 10 business days after counsel receives a copy of the transcript. The Parties may modify this procedure for any particular deposition or other pre-trial testimony, through agreement on the record at such deposition or testimony, without further order of the Court.
C.    In the case of any other Discovery Material, by written notice that the Discovery Material constitutes Confidential Discovery Material or Highly Confidential Discovery Material.
3.The designation of Discovery Material as Confidential Discovery Material or Highly Confidential Discovery Material shall constitute a representation that such Discovery Material has been reviewed by an attorney representing the Party making the designation, and that there is a good faith basis for such designation.
4.Inadvertent failure to designate Discovery Material as Confidential Discovery Material or Highly Confidential Discovery Material shall not constitute a waiver of such claim and may be corrected. A Producing Party may designate as Confidential or Highly Confidential any Discovery Material that has already been produced, including Discovery Material that the Producing Party inadvertently failed to designate as Confidential or Highly Confidential, (i) by notifying in writing the Party to whom the production has been made that the Discovery Material constitutes Confidential Discovery Material or Highly Confidential Discovery Material, or (ii) in a manner consistent with Paragraph 2. Upon receiving such supplemental notice, the Parties shall thereafter mark and treat the Discovery Material so designated as Confidential Discovery Material or Highly Confidential Discovery Material, and such Discovery Material shall be fully subject to this Stipulation from the date of such supplemental notice forward. The Party receiving such notice shall make a reasonable, goodfaith effort to ensure that any analyses, memoranda, notes, or other such materials generated based upon such newly designated information are immediately treated as containing Confidential Discovery Material or Highly Confidential Discovery Material. In addition, upon receiving such supplemental written notice, any receiving Party that disclosed the Discovery Material prior to its designation as “Confidential” or “Highly Confidential” shall exercise its best efforts (i) to ensure the return or destruction of such Discovery Material, (ii) to ensure that any documents or other materials derived from such Discovery Material are treated as if the Discovery Material had been designated as “Confidential” or “Highly Confidential” when originally produced, (iii) to ensure that such Discovery Material is not further disclosed except in accordance with the terms of this Stipulation and Order, and (iv) to ensure that any such Discovery Material, and any information derived therefrom, is used solely for the purposes described in Paragraph 8 of this Stipulation and Order.
5.Confidential Discovery Material may be disclosed, summarized, described, characterized, or otherwise communicated or made available in whole or in part only to the following persons:
A.The Parties and the directors, officers, employees, general partners, and limited partners of the Parties, or any subsidiary or affiliate thereof, who are assisting with or making decisions concerning the Litigation, to the extent deemed reasonably necessary by counsel of record for the purpose of assisting in the prosecution or defense of the Litigation for use in accordance with this Stipulation;
B.Counsel who represent Parties in this Litigation (including inhouse counsel), and the partners, associates, paralegals, secretaries, clerical, regular and temporary employees, and service vendors of such counsel (including outside copying and litigation support services) who are assisting with the Litigation for use in accordance with this Stipulation;
C.Subject to Paragraph 8, experts or consultants assisting counsel for the Parties, and partners, associates, paralegals, secretaries, clerical, regular and temporary employees, and service vendors of such experts or consultants (including outside copying services and outside support services) who are assisting with the Litigation;
D.Subject to Paragraph 9, witnesses or deponents, and their counsel, only to the extent necessary to conduct or prepare for depositions or testimony in this Litigation;
E.Any person indicated on the face of a document or accompanying covering letter, email, or other communication to be the author, addressee, or an actual or intended recipient of the document, or, in the case of meeting minutes, an attendee of the meeting;
F.The Court, persons employed by the Court, and court reporters transcribing any hearing, trial, or deposition in this Litigation or any appeal therefrom; and
G.Any other person only upon (i) order of the Court entered upon notice to the Parties, or (ii) written stipulation of, or statement on the record by, the Producing Party who provided the Discovery Material being disclosed, provided that such person signs an undertaking in the form attached as Exhibit A hereto.
6.Highly Confidential Discovery Material may be disclosed, summarized, described, characterized, or otherwise communicated or made available in whole or in part only to the following persons:
A.One representative from the Legal Department of each Plaintiff solely for the purposes of verifying pleadings containing Highly Confidential Discovery Material;

B.Outside counsel who represent Parties in this Litigation, and the partners, associates, paralegals, secretaries, clerical, regular and temporary employees, and service vendors of such counsel (including outside copying and litigation support services) who are assisting with the Litigation for use in accordance with this Stipulation;
C.Subject to Paragraph 8, experts or consultants assisting counsel for the Parties, and partners, associates, paralegals, secretaries, clerical, regular and temporary employees, and service vendors of such experts or consultants (including outside copying services and outside support services) who are assisting with the Litigation;
D.Subject to Paragraph 9, witnesses or deponents, and their counsel, only to the extent necessary to conduct or prepare for depositions or testimony in this Litigation;
E.Any person indicated on the face of a document or accompanying covering letter, email, or other communication to be the author, addressee, or an actual or intended recipient of the document, or, in the case of meeting minutes, an attendee of the meeting;
F.The Court, persons employed by the Court, and court reporters transcribing any hearing, trial, or deposition in this Litigation or any appeal therefrom; and
G.Any other person only upon (i) order of the Court entered upon notice to the Parties, or (ii) written stipulation of, or statement on the record by, the Producing Party who provided the Discovery Material being disclosed, and provided that such person signs an undertaking in the form attached as Exhibit A hereto.

7.To the extent that testimony is sought concerning Confidential Discovery Material or Highly Confidential Discovery Material during any deposition or in any other pre-trial venue, any Party may exclude any person from the deposition or other venue during such testimony if the Confidential Discovery Material or Highly Confidential Discovery Material may not be disclosed to such person under the terms of this Stipulation.
8.Notwithstanding Paragraph 5(C) and 6(C) above, Confidential Discovery Material or Highly Confidential Discovery Material may be provided to persons listed therein only to the extent necessary for such expert or consultant to prepare a written opinion, to prepare to testify, or to assist counsel in this Litigation, provided that such expert or consultant (i) is not currently an employee of, or advising or discussing employment with, or consultant to, any Party or any competitor or potential transaction counterparty of any Party, as far as the expert or consultant can reasonably determine, and (ii) is using said Discovery Material solely in connection with this Litigation; and further provided that such expert or consultant agrees to be bound by the terms of this Stipulation by signing an undertaking in the form attached as Exhibit A hereto. Counsel for the Party showing, providing, or disclosing Confidential Discovery Material or Highly Confidential Discovery Material to any person required to execute an undertaking pursuant to this paragraph shall be responsible for obtaining such signed undertaking and retaining the original, executed copy thereof. Under no circumstances shall an expert or consultant who is a competitor or an employee of a competitor of a Party, or who is providing services to any of the foregoing, be provided access to Confidential Discovery Material or Highly Confidential Discovery Material absent further order of the Court or consent of the Producing Party. “Competitors” are persons or entities endeavoring to engage in the same or similar lines of business, provide the same or similar services, sell the same or similar products, and/or operate in the same markets, as well as any persons who are actually engaged in any of these activities.
9.Notwithstanding Paragraph 5(D) and 6(D), Confidential Discovery Material or Highly Confidential Discovery Material may be provided to persons listed therein only after (i) they confirm their understanding and agreement to abide by the terms of this Stipulation by making such a statement on the record, and/or by signing an undertaking in the form attached as Exhibit A hereto, or (ii) a court of competent jurisdiction orders them to abide by the terms of the Stipulation. Counsel for the Party showing Confidential Discovery Material or Highly Confidential Discovery Material to any person required to execute an undertaking pursuant to this paragraph shall be responsible for obtaining such signed undertaking and retaining the original, executed copy thereof.
10.Discovery Material shall be used solely for purposes of this Litigation and shall not be used for any other purpose, including, without limitation, any business or commercial purpose, or any other litigation or proceeding; provided, however, that the foregoing shall not apply to Discovery Material that is or becomes part of the public record.
11.Every person to whom Discovery Material is disclosed, summarized, described, characterized, or otherwise communicated or made available, in whole or in part, shall be advised that the information is being disclosed pursuant and subject to the terms of this Stipulation and may not be disclosed or used for purposes other than those permitted hereunder. Each such person shall maintain the Discovery Material, or information derived therefrom, in a manner reasonably calculated to prevent unauthorized disclosure. Any Party issuing a subpoena to a nonParty shall enclose a copy of this Stipulation and notify the nonParty that the protections of this Stipulation are available to such nonParty.
12.Any pleading, brief, memorandum, motion, letter, affidavit, or other document filed with the Court (a “Filing”) that discloses, summarizes, describes, characterizes, or otherwise communicates Confidential Discovery Material or Highly Confidential Discovery Material (a “Filing Under Seal”) must be filed with the Court under seal in accordance with the provisions of Court of Chancery Rules 5.1 and 79.1 and the Administrative Directive of the Chancellor of the Court of Chancery of the State of Delaware Amended No. 2003-1, dated March 15, 2007, regarding eFile Administrative Procedures, which may be accomplished by submitting documents, every page of which shall have a footer stating the following:
THIS DOCUMENT IS A CONFIDENTIAL FILING. ACCESS IS PROHIBITED EXCEPT AS AUTHORIZED BY COURT ORDER.
A party may omit the footer for voluminous exhibits. In addition, all such documents must be submitted with a cover page containing the caption in the Litigation and the following statements and information:
YOU ARE IN POSSESSION OF A CONFIDENTIAL FILING FROM THE COURT OF CHANCERY OF THE STATE OF DELAWARE.
If you are not authorized by Court Order to view or retrieve this document read no further than this page. You should contact the following person:
[filing attorney or party’s name]
[filing attorney’s law firm]
[filing attorney or party’s address]
[filing attorney or party’s telephone number]
If a public version of the Document will be filed in accordance with Rule 5.1(d), then the cover page shall also state:

A public version of this document will be filed on or before [DATE].
13.The Parties making a Filing Under Seal must comply with the provisions of Court of Chancery Rule 5.1, including, without limitation, where applicable, the provisions governing the filing of a copy of the Filing for public inspection that omits only the information that the party believes should continue to be sealed for good cause. Notwithstanding the foregoing, the Parties have no obligation to file public versions of any exhibits or attachments to a Filing, unless otherwise ordered by the Court or required by the Register in Chancery.
14.All materials filed pursuant to Paragraph 12 shall be released from confidential treatment by the Register in Chancery only as provided in Court of Chancery Rule 5.1 or upon further order of this Court. When any Party receives a notice from the Register in Chancery pursuant to Rule 5.1(g) concerning the release of Confidential Discovery Material or Highly Confidential Discovery Material which was filed with the Court by such Party but contains Discovery Material designated as Confidential Discovery Material or Highly Confidential Discovery Material by another Producing Party, the Party receiving the notice shall deliver a copy of such notice (by hand, email, or facsimile transmission) to counsel for the Producing Party (or Producing Parties) within three business days of receipt of such notice, if such notice is not otherwise sent to such Producing Party by the Register in Chancery, so as to enable the latter to seek further confidential treatment or to have the documents returned or destroyed. The provisions of this paragraph may be waived only with the written consent of the Producing Party.
15.Any Party who objects to the continued restriction on public access to any Filing Under Seal, or any portion thereof, may object thereto by giving notice in accordance with Court of Chancery Rule 5.1(f) and following the procedure identified therein.

16.During the pendency of this Litigation, any Party objecting to the designation of any Discovery Material or testimony as Confidential Discovery Material or Highly Confidential Discovery Material may, after making a goodfaith effort to resolve any such objection, move on reasonable notice for an order vacating the designation. While such an application is pending, the Discovery Material or testimony in question shall be treated as Confidential Discovery Material or Highly Confidential Discovery Material pursuant to this Stipulation. The provisions of this Stipulation are not intended to shift any burdens of proof, including the burden of establishing that any Discovery Material validly constitutes Confidential Discovery Material or Highly Confidential Discovery Material, which burden remains on the party that designates such Discovery Material or testimony as Confidential or Highly Confidential.
17.The Parties reserve the right to apply, pursuant to Court of Chancery Rule 5.1 and/or Rule 26(c), upon short notice, for an order seeking additional safeguards with respect to the use and handling of Discovery Material or to modify the terms of this Stipulation.
18.Entering into this Stipulation, or agreeing to and/or producing or receiving Discovery Material or otherwise complying with the terms of this Stipulation, shall not:
A.Prejudice in any way the rights of any Party to (i) seek production of documents or information it considers subject to discovery, or (ii) object to the production of documents or information it considers not subject to discovery;
B.Prejudice in any way the rights of any Party to object to the authenticity or admissibility into evidence of any Discovery Material;

C.Operate as an admission by any Party that any particular Discovery Material constitutes Confidential Discovery Material or Highly Confidential Discovery Material or contains or reflects trade secrets or any other type of confidential information;
D.Prejudice in any way the rights of any Party to (i) petition the Court for a further protective order relating to any purportedly Confidential Discovery Material or Highly Confidential Discovery Material, or (ii) seek a determination by the Court whether any Discovery Material or Confidential Discovery Material or Highly Confidential Discovery Material should be subject to the terms of this Stipulation;
E.Prevent any Party from agreeing in writing to alter or waive the provisions or protections provided herein with respect to any particular Discovery Material;
F.Prejudice in any way the rights of any Party to object to the relevance, authenticity, use, or admissibility into evidence of any document, testimony, or other evidence subject to this Stipulation and Order;
G.Preclude any Party from objecting to discovery that it believes to be otherwise improper; or
H.Operate as a waiver of any attorneyclient, work product, business strategy, trade secret, or other privilege or immunity from discovery.
19.This Stipulation has no effect upon, and shall not apply to, a Producing Party’s use or disclosure of its own Discovery Material for any purpose. Nothing herein shall: (i) prevent a Producing Party from disclosing its own Discovery Material; or (ii) impose any restrictions on the use or disclosure by any person of documents, materials, or information designated as Confidential Discovery Material or Highly Confidential

Discovery Material obtained lawfully by such person independently of the discovery proceedings in this Litigation, and not otherwise subject to confidentiality restrictions.
20.If Discovery Material that is subject to a claim of attorneyclient privilege, attorney work product, or any other applicable privilege or immunity or ground on which production of that information should not be made to any Party (“Inadvertent Production Material”) is inadvertently produced to that Party or Parties, such inadvertent production shall in no way prejudice or otherwise constitute a waiver of, or estoppel as to, any claim of attorneyclient privilege, work product, or other applicable privilege or immunity.
A.A claim of inadvertent production shall constitute a representation by the Producing Party that the Inadvertent Production Material has been reviewed by an attorney for such Producing Party and that there is a good faith basis for such claim of inadvertent production.
B.If a claim of inadvertent production is made pursuant to this Stipulation, with respect to Discovery Material then in the custody of another Party, the Party possessing the Inadvertent Production Material shall: (i) refrain from any further examination or disclosure of the claimed Inadvertent Production Material; (ii) if requested, promptly make a good- faith effort to return the claimed Inadvertent Production Material and all copies thereof (including summaries and excerpts) to counsel for the Producing Party, or destroy all such claimed Inadvertent Production Material (including summaries and excerpts) and all copies thereof, and certify in writing to that fact; and (iii) not use the Inadvertent Production Material for any purpose until further order of the Court.
C.A Party may move the Court for an order compelling production of the claimed Inadvertent Production Material; however, while such motion is pending, the Discovery Material in question shall be treated as Inadvertent

Production Material, and such motion may not assert as a ground for entering such an order the fact or circumstance of the inadvertent production, nor shall such motion include or otherwise disclose, as an attachment, exhibit, or otherwise, the Inadvertent Production Material (or any portion thereof) that is the subject of such motion.
21.Nothing herein shall be deemed to waive any applicable common law or statutory privilege or work product protection.
22.In the event additional Parties join or are joined in this Litigation, they shall not have access to Confidential Discovery Material or Highly Confidential Discovery Material until the newly joined Party by its counsel has executed and filed with the Court its agreement to be fully bound by this Stipulation.
23.The Parties agree to be bound by the terms of this Stipulation pending the entry by the Court of this Stipulation, and any violation of its terms shall be subject to the same sanctions and penalties as if this Stipulation had been entered by the Court.
24.Subject to the requirements of Court of Chancery Rule 5.1, and any applicable rule of the Delaware Supreme Court, the provisions of this Stipulation shall, absent written permission of the Producing Party or further order of the Court, continue to be binding throughout and after the conclusion of the Litigation, including, without limitation, any appeals therefrom, except as provided in Paragraph 25.
25.In the event that any Confidential Discovery Material or Highly Confidential Discovery Material is used in open court during any court proceeding or filed as a trial exhibit, the material shall lose its confidential status and become part of the public record, unless the Producing Party applies for and obtains an order from this Court specifically maintaining the confidential status of particular material. Prior to any court proceeding in which Confidential Discovery Material or Highly Confidential

Discovery Material is to be used, counsel shall confer in good faith on such procedures that may be necessary or advisable to protect the confidentiality of any such Discovery Material.
26.Within 30 days after receiving notice of the entry of an order, judgment, or decree finally disposing of this Litigation, or any other proceeding in which Confidential Discovery Material or Highly Confidential Discovery Material is permitted to be used, including the exhaustion of all possible appeals, and upon the written request of the Producing Party, all persons having received Confidential Discovery Material or Highly Confidential Discovery Material shall either (i) make a goodfaith and reasonable effort to return such material and all copies thereof (including summaries, excerpts, and derivative works) to counsel for the Producing Party; or (ii) make a goodfaith and reasonable effort to destroy all such Confidential Discovery Material or Highly Confidential Discovery Material, and upon request certify to that fact in writing to counsel for the Producing Party. However, counsel for the Parties shall be entitled to retain court papers, deposition and trial transcripts, and litigation files (including attorney work product and discovery material containing Confidential Discovery Material or Highly Confidential Discovery Material), provided that such counsel, and employees of such counsel, shall maintain the confidentiality thereof and shall not disclose such court papers, depositions and trial transcripts, and litigation files (including attorney work product and discovery material containing Confidential Discovery Material or Highly Confidential Discovery Material) to any person except pursuant to a court order or agreement by the Producing Party or except as otherwise required by law. All materials returned to the Parties or their counsel by the Court likewise shall be disposed of in accordance with this paragraph.
27.If any person in possession of Confidential Discovery Material or Highly Confidential Discovery Material (the “Receiver”) receives a subpoena or other compulsory process seeking the production or other disclosure of Confidential Discovery Material or Highly Confidential Discovery Material produced or designated as “Confidential” or “Highly Confidential” by a Producing Party other than the Receiver (collectively, a “Demand”), the Receiver shall give written notice (by hand, email, or facsimile transmission) to counsel for the Producing Party (or Producing Parties) within three business days of receipt of such Demand (or if a response to the Demand is due in less than three business days, at least 24 hours prior to the deadline for a response to the Demand), identifying the Confidential Discovery Material or Highly Confidential Discovery Material sought and enclosing a copy of the Demand, and must object to the production of the Confidential Discovery Material or Highly Confidential Discovery Material on the grounds of the existence of this Stipulation. The burden of opposing the enforcement of the Demand will fall on the Producing Party. Nothing herein shall be construed as requiring the Receiver or anyone else covered by this Stipulation to challenge or appeal any order requiring production of Confidential Discovery Material or Highly Confidential Discovery Material covered by this Stipulation, or to subject itself to any penalties for noncompliance with any legal process or order, or to seek any relief from this Court or any other court. Compliance by the Receiver with any order directing production pursuant to a Demand of any Confidential Discovery Material or Highly Confidential Discovery Material will not constitute a violation of this Stipulation.
28.Receiver shall reveal any Confidential Discovery Material or Highly Confidential Discovery Material, or the information contained therein, to anyone not entitled to receive such Confidential Discovery Material or Highly Confidential Discovery Material under the terms of this Stipulation. In the event that Confidential Discovery Material or Highly Confidential Discovery Material is disclosed to any person other than in the manner authorized by this Stipulation, or that any information comes to the

Receiver’s attention that may indicate there was or is likely to be a loss of confidentiality of any Confidential Discovery Material or Highly Confidential Discovery Material, the Receiver responsible for the disclosure or loss of confidentiality shall immediately inform the Producing Party of all pertinent facts relating to the disclosure or loss of confidentiality, including, if known, the name, address, and employer of each person to whom the disclosure was made. The Receiver responsible for the disclosure or loss of confidentiality shall also make reasonable efforts to prevent disclosure of Confidential Discovery Material or Highly Confidential Discovery Material by each unauthorized person who receives the information.
29.The Parties agree that the production of any Discovery Material by any nonParty shall be subject to and governed by the terms of this Order.

ASHBY & GEDDES
/s/ Richard D. Heins
Stephen E. Jenkins (#2152)
Richard D. Heins (#3000)
500 Delaware Avenue, 8th Floor
P.O. Box 1150
Wilmington, DE 19899
Phone: 302-654-1888
Counsel for Defendants Carl C. Icahn, Sunghwan Cho, Vincent J. Intrieri, John J. Lipinski, Samuel Merksamer, Daniel A. Ninivaggi, and IEP Energy
LLC
Of Counsel:
Herbert Beigel (pro hac vice)
HERBERT BEIGEL & ASSOCIATES, LLC
38327 S. Arroyo Way
Tucson, AZ 85739
Phone: 520-825-1995

MORRIS JAMES LLP
/s/ Katherine J. Neikirk
Peter B. Ladig (#3513)
Katherine J. Neikirk (#4129)
500 Delaware Avenue, Suite 1500
P.O. Box 2306
Wilmington, DE 19899-2306
Phone: 302-888-6800
Counsel for Defendants Bob G. Alexander,
James M. Strock, Stephen Mongillo, Glenn
R. Zander, and CVR Energy, Inc.

GRANT & EISENHOFER P.A.
/s/ Michael J. Barry
Stuart M. Grant (#2526)
Michael J. Barry (#4368)
123 Justison Street, 7th Floor
Wilmington, DE 19801
Phone: 302-622-7000
Counsel for Plaintiffs
Of Counsel:
Mark Lebovitch
Jeremy Friedman
BERNSTEIN LITOWITZ BERGER &
GROSSMANN LLP
1285 Avenue of the Americas, 38th Floor
New York, NY 10019
Phone: 212-554-1400

It is SO ORDERED this ___________ day of ___________________, 2014.

___________________________________
Chancellor Leo E. Strine, Jr.

This document constitutes a ruling of the court and should be treated as such.
Court: DE Court of Chancery Civil Action Judge: Leo E Strine
File & Serve
Transaction ID: 54780984
Current Date: Jan 02, 2014 Case Number: 7597CS
Case Name: City of Tamarac Firefighter Pension Trust Fund vs Carl C Icahn Court Authorizer: Strine, Leo E
/s/ Judge Strine, Leo E

EFiled: Jan 02 2014 04:07PM EST
Transaction ID 54780984
Case No. 7597-CS

EXHIBIT A

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

CITY OF TAMARAC FIREFIGHTER PENSION TRUST FUND, and CITY OF MIAMI GENERAL EMPLOYEES’ AND SANITATION EMPLOYEES’ RETIREMENT TRUST, on Behalf of Themselves and all Other Similarly Situated Shareholders of CVR Energy, Inc.,
Plaintiffs,
v.
CARL C. ICAHN, BOB G. ALEXANDER, SUNGHWAN CHO, VINCENT J. INTRIERI, JOHN J. LIPINSKI, SAMUEL MERKSAMER, STEPHEN MONGILLO, DANIEL A. NINIVAGGI, JAMES M. STROCK, GLENN R. ZANDER, and IEP ENERGY LLC,
Defendants,
and
CVR Energy, Inc.,
Nominal Defendant.
C.A. No. 7597-CS

AGREEMENT TO BE BOUND BY STIPULATION AND ORDER FOR THE
PRODUCTION AND EXCHANGE OF CONFIDENTIAL
AND HIGHLY CONFIDENTIAL INFORMATION

I have read the Stipulation and Order for the Production and Exchange of Confidential and Highly Confidential Information (the “Stipulation”) in the above-

captioned action. I understand its terms and agree to be fully bound by them, and I hereby submit to the jurisdiction of the Court of Chancery of the State of Delaware for purposes of enforcement of the Stipulation. I further agree not to disclose or use any Confidential Discovery Material or Highly Confidential Discovery Material (as defined in the Stipulation) for purposes other than those permitted under the Stipulation.

Signature
Name
Affiliation
Title

________________
Date